Exhibit 10.39

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Supplemental Agreement No. 2
to
Purchase Agreement No. 3219
between
The Boeing Company
and
American Airlines, Inc.
Relating to Boeing Model 787-9 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 2, entered into as of July 21, 2010, (SA 2) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated as of October 15, 2008, relating to Boeing Model 787-9 aircraft (the Purchase Agreement). Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, on or about June 22, 2009, Boeing provided Customer with a revised delivery schedule for the Aircraft and did so in the form of Supplemental Agreement No. 1. Supplemental Agreement No. 1 was never executed by Customer and Boeing thus resulting in this Supplemental Agreement No. 2 being the first such supplement to Purchase Agreement No. 3219.
WHEREAS, the deliveries of the Aircraft have been rescheduled as set forth herein;
WHEREAS, Customer and Boeing entered into Letter Agreement No. 6-1162-CLO-1031 entitled Performance Guarantee Matters whereby Boeing had the obligation to provide to Customer [****];
WHEREAS, Customer has selected the [****];

P.A. No. 3219 SA-2
AAL
BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1. The Table of Contents is removed in its entirety and replaced with a revised Table of Contents, attached hereto, which sets forth the appropriate SA-2 references. The Table of Contents is hereby made part of the Purchase Agreement.
2. Table 1 entitled “Aircraft Delivery, Description, Price and [****] is deleted in its entirety and replaced with a revised Table 1 R1, attached hereto, which reflects revised delivery dates for the Firm Aircraft. Table 1 R1 is hereby made part of the Purchase Agreement.
3. Table 1 entitled “Aircraft Delivery, Description, Price and [****] is deleted in its entirety as Customer has chosen the [****].
4. Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with a revised BFE1, attached hereto, which sets forth [****]. Supplemental Exhibit BFE1 is hereby made part of the Purchase Agreement.
5. Supplemental Exhibit EE1 entitled [****] is deleted in its entirety as Customer has chosen the [****].
6. Letter Agreement No. 6-1162-CLO-1031 entitled “Performance Guarantee Matters” is deleted in its entirety and replaced with a revised letter agreement, which sets for the [****]. Letter Agreement No. 6-1162-CLO-1031R1 is hereby made part of the Purchase Agreement.

P.A. No. 3219 SA-2
AAL
BOEING PROPRIETARY

7. Letter Agreement No. 6-1162-CLO-1032 entitled [****] is deleted in its entirety and replaced with a revised letter agreement, which sets forth revised dates for [****]. Letter Agreement No. 6-1162-CLO-1032R1 is hereby made part of the Purchase Agreement.
8. Letter Agreement No. 6-1162-CLO-1045 entitled [****] is deleted in its entirety and replaced with a revised letter agreement, which sets forth the current execution date as it relates to the Aircraft set forth in Table 1 and Attachment C to Letter Agreement No. 6-1162-TRW-0664 entitled Aircraft Purchase Rights and [****]. Letter Agreement No. No. 6-1162-CLO-1045R1 is hereby made part of the Purchase Agreement.
9. Letter Agreement No. 6-1162-CLO-1048 entitled “Final Matters” is deleted in its entirety in consideration of the terms and conditions set forth in this Supplemental Agreement No. 2.
10. Attachments A, B, and C to Letter Agreement No. 6-1162-TRW-0664 entitled “Aircraft Purchase Rights and [****]” are deleted in their entirety and replaced with revised Attachments A, B, and C, which set forth the revised [****]. Revised Attachments A, B, and C are hereby made part of the Purchase Agreement.
11. Letter Agreement No. 6-1162-TRW-0665 entitled [****] is deleted in its entirety as Customer has chosen the [****].

P.A. No. 3219 SA-2
AAL
BOEING PROPRIETARY

12. Letter Agreement No. 6-1162-TRW-0666 entitled [****] is deleted in its entirety as Customer has chosen the [****].
13. Letter Agreement No. 6-1162-TRW-0674 entitled “Business Considerations” is deleted in its entirety and replaced with a revised letter agreement, which [****]. Letter Agreement No. 6-1162-TRW-0674R1 is hereby made part of the Purchase Agreement.
[****].

P.A. No. 3219 SA-2
AAL
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ Christpher Odegard	By:

Its:	Attorney-In-Fact	Its:

P.A. No. 3219 SA-2
AAL
BOEING PROPRIETARY

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

6. Confidential Treatment

TABLE

~~1. Aircraft Information Table – TRENT~~	SA-2
1 R1. Aircraft Information Table – GENX	SA-2

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

C. Defined Terms

SUPPLEMENTAL EXHIBITS

AE1. [****]

BFE1. Buyer Furnished Equipment Variables	SA-2

CS1. 787 Customer Support Document

EE1. [****]

P.A. No. 3219		SA-2
BOEING PROPRIETARY
i

SA
NUMBER
~~EE1.~~ [****]	SA-2

SLP1. [****]

P.A. No. 3219		SA-2
BOEING PROPRIETARY

SA
NUMBER
LETTER AGREEMENTS

3219-01 [****]
3219-02 Special Terms – Seats and In-Flight Entertainment
3219-04 [****]
3219-05 Spare Parts Commitments
3219-06 Spare Parts Initial Provisioning
3219-08 Open Configuration Matters

6-1162-AKP-071R1 Purchase Obligations
6-1162-AKP-072R2 [****]
6-1162-AKP-073R1 Accident Claims and Litigation
6-1162-CLO-1031R1 [****]	SA-2
6-1162-CLO-1032R1 [****]	SA-2
6-1162-CLO-1043 787 Inspection Process
6-1162-CLO-1042 [****]
6-1162-CLO-1045R1 [****]	SA-2
6-1162-CLO-1046 [****]
6-1162-CLO-1047 [****]
~~6-1162-CLO-1048 Final Matters~~	SA-2
6-1162-CLO-1049 CS1 Matters
6-1162-TRW-0664 Aircraft Purchase Rights and Substitution Rights
Attachment A – MADP Exercise Dates	SA-2
Attachment B – QADP Exercise Dates	SA-2

P.A. No. 3219		SA-2
BOEING PROPRIETARY

SA
NUMBER
Attachment C – MADP & QADP	SA-2
Rights Aircraft

~~6-1162-TRW-0665~~ [****]	SA-2
~~6-1162-TRW-0666~~ [****]	SA-2
6-1162-TRW-0667 [****]
6-1162-TRW-0668 [****]
6-1162-TRW-0670 Miscellaneous Commitments for Model 787 Aircraft
6-1162-TRW-0671 [****]
6-1162-TRW-0672 [****]
6-1162-TRW-0673 Confidentiality
6-1162-TRW-0674R1 Business Considerations	SA-2

P.A. No. 3219		SA-2
BOEING PROPRIETARY

Table 1 R1 To
Purchase Agreement No. PA-03219
Aircraft Delivery, Description, Price and
[****]

AAL-PA-03219 54329-1F.TXT	Boeing Proprietary
SA-2

Table 1 R1 To
Purchase Agreement No. PA-03219
Aircraft Delivery, Description, Price and
[****]

AAL-PA-03219 54329-1F.TXT	Boeing Proprietary
SA-2

Table 1 R1 To
Purchase Agreement No. PA-03219
Aircraft Delivery, Description, Price and
[****]

AAL-PA-03219 54329-1F.TXT	Boeing Proprietary
SA-2

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit BFE1 to Purchase Agreement Number 3219

P.A. No. 3219	BFE1	SA-2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 787 AIRCRAFT
This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
     Customer will select and notify Boeing of the suppliers of the following items by the following dates:
[****]
2. Certification Document.
     [****].
3. Import
Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 3219	BFE1-1	SA-2
BOEING PROPRIETARY

4. Delivery Dates and Other Information
[****]:
Item Preliminary On-Dock Dates
Premium Class (PC) Seats                 [****]
Lifevests                [****]
(As specified in Option Number ___)
Galley Meal Carts                [****]
(As specified in Option Number ___)

P.A. No. 3219	BFE1-2	SA-2
BOEING PROPRIETARY

6-1162-CLO-1031R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616
Subject: [****]

Reference:    (a) Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

(b) Letter Agreement No. 6-1162-TRW-0671 entitled Performance Guarantees (the Performance Guarantees)
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. [****].
     [****].
     [****].
     [****].

P.A. No. 3219	SA-2
Performance Guarantee Matters
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1031R1 Page 2
2. [****].
     [****].
3. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement [****].

P.A. No. 3219	SA-2
Performance Guarantee Matters
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1031R1 Page 3
4. Confidential Treatment.
     The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2010

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219	SA-2
Performance Guarantee Matters
BOEING PROPRIETARY

6-1162-CLO-1032R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616
Subject:      [****]

Reference:     (a) Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

           (b) Purchase Agreement No. 1979 between The Boeing Company and American Airlines, Inc. relating to Model 767-323ER aircraft

           (c) Purchase Agreement No. 1980 between The Boeing Company and American Airlines, Inc relating to Model 777-223IGW aircraft

           (d) Security Agreement dated October 16, 2002, as subsequently amended, between The Boeing Company and American Airlines, Inc.
     This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. Introduction.
          [****].
2. [****].

P.A. No. 3219	SA-2
[****]
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1032R1 Page 2
     2.1 [****].
[****].
     2.2 [****].
     2.3 [****].
     2.4 [****].
3. [****].
     [****].

P.A. No. 3219	SA-2
[****]
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1032R1 Page 3
4. Availability of [****] Aircraft.
     [****]:
     4.1 [****]:
     4.1.1 [****]
     4.1.2 [****].
     4.2 [****]:
     4.2.1 [****]
     4.2.2 [****].
     4.3 [****].
5. Purchase Obligations.
     [****].

P.A. No. 3219	SA-2
[****]
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1032R1 Page 4
6. [****].
     6.1 [****].
     6.2 [****].
     6.3 [****].
7. Subsequent Agreement Amendments.
     [****].
8. Assignment.
     Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement [****].

P.A. No. 3219	SA-2
[****]
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1032R1 Page 5
9. Confidential Treatment.
     Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,
THE BOEING COMPANY
By
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: July 21, 2010
AMERICAN AIRLINES, INC.
By
Its
Attachments:
     1.         [****]

     2.      [****]

     3.         [****]

     4.         [****]

P.A. No. 3219	SA-2
[****]
BOEING PROPRIETARY

6-1162-CLO-1045R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616
Subject: [****]
Reference:        (a)         Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

     (b)         [****]

     (c)         Letter Agreement No. 6-1162-TRW-0664 entitled Aircraft Purchase Rights and Substitution Rights
          This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. [****].
          [****].
2. Assignment.
          Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-2
Treatment of Aircraft Delivering Beyond the MFC Period
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1045R1 Page 2
3 Confidential Treatment.
          The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2010

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219	SA-2
Treatment of Aircraft Delivering Beyond the MFC Period
BOEING PROPRIETARY

6-1162-TRW-0674R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:         Business Considerations

Reference:    Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (Aircraft) and 787-323 and 787-823 Substitute Aircraft (each Substitute Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. Basic Credit.
          [****]:
          [****]
[****].

P.A. No. 3219	SA-2
Business Considerations
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-TRW-0674R1

2. Simulator Package[****].
          [****].
3. Delivery Reschedule Credit Memorandum.
          [****]:
          [****]
[****].
4. [****].

P.A. No. 3219	SA-2
Business Considerations
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-TRW-0674R1

5. Confidential Treatment.
          Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2010

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219	SA-2
Business Considerations
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-TRW-0664
MADP Option
Rights Aircraft Exercise Lead Time Exercise Date
[****]

PA 3219	Page 1 of 1
SA-2

Attachment B to Letter Agreement 6-1162-TRW-0664
QADP Option
Rights Aircraft Exercise Lead Time Exercise Date
[****]

PA 3219	Page 1 of 1
SA-2

Attachment C to Letter Agreement No. LA Number No. 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and
[****]
[****]

54329-10.TXT	Boeing Proprietary	Page 1 MADP’s
SA-2

Attachment C to Letter Agreement No. LA Number No. 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and
[****]
[****]

54329-10.TXT	Boeing Proprietary	Page 2 MADP’s
SA-2

Attachment C to Letter Agreement No. LA Number No. 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and
[****]

[****]

54329-10.TXT	Boeing Proprietary	Page 1 QADP’s
SA-2

Attachment C to Letter Agreement No. LA Number No. 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and
[****]
[****]

54329-10.TXT	Boeing Proprietary	Page 2 QADP’s
SA-2

Attachment 1 – 767 MAPD and QADP upon execution of this Letter Agreement
Attachment B to Letter Agreement 6-1162-AKP-100R2 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates
[****]

PA No. 1979	SA No. 8	Page 1 of 1

Attachment 1 — 767 MAPD and QADP upon execution of this Letter Agreement
Attachment C to Letter Agreement 6-1162-AKP-100R2 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
[****]

PA No. 1979	SA No. 8	Page 1 of 1

Attachment 2 – 777 MADP and QADP upon execution of this Letter Agreement
Attachment B to Letter Agreement 6-1162-AKP-110R2 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates
[****]

PA No. 1980	SA No. 20	Page 1 of 1

Attachment 2 – 777 MADP and QADP upon execution of this Letter Agreement
Attachment C to Letter Agreement 6-1162-AKP-110R2 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
[****]

PA No. 1980	SA No. 20	Page 1 of 1

Attachment 3 – 767 MADP and QADP if no 787s are
[****]
Attachment B to Letter Agreement 6-1162-AKP-100R2 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates
[****]

PA No. 1979	SA No. 8	Page 1 of 1

Attachment 3 – 767 MADP and QADP if no 787s are
[****]
Attachment C to Letter Agreement 6-1162-AKP-100R2 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
[****]

PA No. 1979	SA No. 8	Page 1 of 1

Attachment 4 – 777 MADP and QADP if no 787s are
[****]
Attachment B to Letter Agreement 6-1162-AKP-110R2 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates
[****]

PA No. 1980	SA No. 20	Page 1 of 1

Attachment 4 – 777 MADP and QADP if no 787s are
[****]
Attachment C to Letter Agreement 6-1162-AKP-110R2 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
[****]

PA No. 1980	SA No. 20	Page 1 of 1